ROYAL PRECISION, INC.

                                VOTING AGREEMENT

        THIS VOTING AGREEMENT (the "Agreement") is made and entered into as of Februay 2, 1999, by and between Coyote Sports, Inc., a Nevada corporation ("Coyote"), and Richard P. Johnston and Jayne A. Johnston Charitable Remainder Trust #3 (the "Stockholder").

                                    RECITALS

        A. Concurrently with the execution of this Agreement, Coyote, RP Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Coyote ("Coyote Sub"), and Royal Precision, Inc., a Delaware corporation ("Royal"), are entering into an Agreement and Plan of Merger (the "Merger Agreement") which provides for the merger (the "Merger") of Coyote Sub with and into Royal. Pursuant to the Merger, each share of capital stock of Royal will be converted into the right to receive one share of a new class of Coyote Convertible Preferred Stock on the basis described in the Merger Agreement.

        B. The Stockholder is the record holder and beneficial owner (as defined in Rule 13d- 3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding capital stock of Royal as is indicated on the signature page of this Agreement (the "Shares").

        C. As an inducement to Coyote to enter into the Merger Agreement, the Stockholder is willing to enter into and be bound by this Agreement pursuant to which the Stockholder agrees not to transfer or otherwise dispose of any of the Shares, or any other shares of capital stock of Royal acquired hereafter and prior to the Expiration Date (as defined in Section 1.1 below, except as otherwise permitted hereby), to vote the Shares and any other such shares of capital stock of Royal so as to facilitate consummation of the Merger and to grant Coyote a proxy with respect to the Shares upon the terms set forth herein.

        D. All terms not otherwise defined herein shall have their respective meanings set forth in the Merger Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

        1.     Agreement to Retain Shares.

               1.1 Transfer and Encumbrance. The Stockholder agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge or otherwise dispose of or encumber any of the Shares or any New Shares, as defined in Section 1.2 below, or to make any offer or agreement relating to any such action, at any time prior

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        to the Expiration Date. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement and (ii) such date and time as the Merger Agreement shall be validly terminated pursuant to the terms thereof.

               1.2 Additional Purchases. The Stockholder agrees that any shares of capital stock of Royal (or securities convertible into, exchangeable for or constituting the right to acquire, capital stock of Royal) that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the execution of this
        Agreement and prior to the Expiration Date (including, without limitation, in the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of Royal affecting the Shares, or pursuant to the exercise of any option) ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

        2. Agreement to Vote Shares. At every meeting of the stockholders of Royal called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of Royal with respect to any of the following, the Stockholder shall vote (including any class vote) the Shares: (i) in favor of approval of the Merger Agreement and the Merger, the terms thereof and each of the transactions contemplated thereby, and any matter necessary to facilitate the Merger; (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other agreement or obligation of Royal under the Merger Agreement; (iii) against (x) any extraordinary corporate transaction, such as a merger, consolidation or any other business combination involving Royal or its subsidiaries, (y) a sale, lease or transfer of a material amount of assets by Royal or its subsidiaries (other than in the ordinary course of business) or (z) any reorganization, recapitalization, dissolution or liquidation of Royal, in each case other than the Merger and the transactions contemplated by the Merger Agreement); or (iv) any other action involving Royal or its subsidiaries which is intended or which reasonably could be expected to impede, interfere with, delay, postpone or materially adversely affect the Merger and the transactions contemplated by the Merger Agreement (each of the matters referred to in clauses (i) through (iv), a "Subject Matter"). This Agreement is intended to bind the Stockholder only with respect to the specific matters set forth herein.

        3. Representations, Warranties and Covenants of the Stockholder. The Stockholder hereby represents, warrants and covenants to Coyote as follows:

               3.1 Ownership of Shares. The Stockholder (i) is the record holder and beneficial owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges, voting trusts or agreements, proxies or other encumbrances; (ii) does not beneficially own any shares of capital stock of Royal (or securities convertible into, exchangeable for or constituting the right to acquire, capital stock of Royal), other than the Shares (and other than options to purchase the number of shares of the common stock of Royal, if any, indicated on the signature page of this Agreement); and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement.

               3.2 Stockholder Authority; No Conflict. This Agreement has been duly authorized (to the extent that the Stockholder is not a natural person), executed and delivered by the Stockholder and constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether asserted in a proceeding in equity or at law. Neither the execution and delivery of this Agreement nor the consummation by the Stockholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Stockholder is a party or bound or to which the Stockholder's Shares are subject. Consummation by the Stockholder of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under (except for any notice which may be required pursuant to the Exchange Act), any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Stockholder or the Stockholder's Shares.

               3.3 No Proxy Solicitations. The Stockholder will not, and will not permit any entity under the Stockholder's control to: (i) solicit proxies or become participants in a solicitation with respect to an RP Acquisition Proposal or RP Alternative Transaction or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (ii) initiate a stockholders' vote or action by consent of Royal stockholders with respect to an Acquisition Proposal or Alternative Transaction; or (iii) become members of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Royal with respect to an Acquisition Proposal or Alternative Transaction. Notwithstanding the above, the Stockholder may take any actions in the Stockholder's role as a director of Royal permitted under the Merger Agreement.

               3.4 Coyote Reliance. The Stockholder understands and acknowledges that Coyote is entering into, and causing Coyote Sub to enter into, the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder acknowledges that the irrevocable proxy set forth in Section 4 is granted in consideration for the execution and delivery of the Merger Agreement by Coyote and Coyote Sub.

               3.5 No  Solicitation.  Upon  execution  of  this  Agreement,  the
        Stockholder shall not have, or shall immediately terminate any discussions with, any third party concerning an Alternative Transaction. From and after the date of this Agreement until the earlier of the Effective Time (as defined in the Merger Agreement) or the termination of this Agreement in accordance with its terms, the Stockholder shall not, and shall not permit any officer, director, employee, controlled Affiliate, investment banker or other agent (in such agency capacity) of the Stockholder to, directly or indirectly, (i) solicit, engage in discussions or negotiate with any Person (whether such discussions or negotiations are initiated by the Stockholder or otherwise) or take any other action intended or designed to facilitate the efforts of any Person, other than Coyote, relating to an Alternative Transaction, (ii) provide information with respect to Royal or any of its Subsidiaries to any Person, other than Coyote, relating to a possible Alternative Transaction by any Person, other than Coyote, (iii) enter into an agreement with any person, other than Coyote, providing for a possible Alternative Transaction, or (iv) make or authorize any statement, recommendation or solicitation in support of any possible Alternative Transaction by any Person, other than by Coyote. Notwithstanding the above, the Stockholder may take any actions in the Stockholder's role as a director of Royal permitted under the Merger Agreement.

        4.     Grant of Irrevocable Proxy; Appointment of Proxy.

               4.1 The Stockholder hereby irrevocably grants to, and appoints, each of Jim Probst and J.P. McNeill or either of them, the Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote such Stockholder's Shares, or grant or not grant a consent or approval in respect of such Shares, at any meeting of shareholders of Royal or at any adjournment thereof or in any other circumstances, including, without limitation, a solicitation of stockholder consents to action without a meeting, upon which the Stockholder's vote, consent or other approval is sought, in respect of any Subject Matter.

               4.2 Revocation of Any Other Proxies. The Stockholder represents that any proxies heretofore given in respect of the Stockholder's Shares are not irrevocable, and that any such proxies are hereby revoked.

               4.3 Proxy Granted to Coyote Irrevocable. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4.1 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, except, that this proxy shall expire on the Expiration Date. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy (expiring on the Expiration Date) is executed and intended to be irrevocable in accordance with the provisions of the Delaware General Corporation Law (the "DGCL").

        5. Certain Events. The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation the Stockholder's constituent partners or its successors.

        6. Additional Documents. The Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Coyote, to carry out the intent of this Agreement.

        7. Consent and Waiver. The Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party or pursuant to any rights the Stockholder may have.

        8. Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.

        9.     Miscellaneous.

               9.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               9.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the Stockholder may be assigned by the Stockholder without the prior written consent of Coyote.

               9.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the party against whom enforcement is sought.

               9.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Coyote will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedy or remedies that may be available to Coyote upon any such violation, Coyote shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Coyote at law or in equity without posting any bond and without proving that monetary damages would be inadequate.

               9.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or telex, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:


        If to Coyote:               Coyote Sports, Inc.
                                    2291 Arapahoe Avenue
                                    Boulder, Colorado  80302
                                    Telecopier No.:  (303) 933-6609
                                    Telephone No.:   (303) 818-4626
                                    Attn:   James Probst

        With a copy to:             Kramer Levin Naftalis & Frankel LLP
                                    919 Third Avenue
                                    New York, New York 10022
                                    Telecopier No.:  (212) 715-8000
                                    Telephone No.:  (212) 715-9100
                                    Attn:  Peter G. Smith, Esq.

        If to the Stockholder:      Royal Precision, Inc.
                                    15170 North Hayden Road
                                    Scottsdale, Arizona 89260
                                    Telecopier No.: (602) 627-0206
                                    Telephone No.: (602) 627-0270
                                    Attn.:   Richard  P. Johnston  and
                                             Jayne  A. Johnston Charitable
                                             Remainder Trust #3

        With a copy to:


                                    Telecopier No.:
                                    Telephone No.:
                                    Attn:

        or to such other address or person's attention as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

               9.6 Governing Law. The laws of the State of New York (irrespective of its choice of laws, rules or principles) will govern the validity of this Agreement, the construction of its terms and the interpretation and enforcement of the rights and duties of the parties hereto.

               9.7 Entire Agreement. This Agreement and the Merger Agreement contain the entire understanding of the parties with respect to the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

               9.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

               9.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

               9.10  Waiver of Jury Trial. COYOTE AND THE  STOCKHOLDER    EACH
         HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR

          COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the day and year first above written.


                                            COYOTE SPORTS, INC.



                                            By: /s/ James M. Probst
                                                -----------------------------
                                            Title: President


                                            RICHARD P. JOHNSTON AND JAYNE A.
                                              JOHNSTON CHARITABLE REMAINDER
                                              TRUST #3

                                            By:  /s/ Richard P. Johnston
                                                 ----------------------------
                                                 Richard P. Johnston, Trustee

                                                 646,309 shares of Common Stock

                                                 ______  shares of Common Stock
                                                         subject to options